                                                                    EXHIBIT 99.1


[MEDAVANT LOGO]


INVESTOR RELATIONS CONTACT:                        MEDIA CONTACTS:
EMILY PIETRZAK                                     TERESA STUBBS
MEDAVANT HEALTHCARE SOLUTIONS                      MEDAVANT HEALTHCARE SOLUTIONS
925-765-4410                                       812-206-4332
EPIETRZAK@MEDAVANTHEALTH.COM                       TSTUBBS@MEDAVANTHEALTH.COM


         MEDAVANT ANNOUNCES SECOND QUARTER 2006 RESULTS

ATLANTA (August 8, 2006) -- MedAvant Healthcare Solutions (NASDAQ: PILL), a leader in healthcare technology and transaction services, today announced results for the second quarter ended June 30, 2006.

FINANCIAL HIGHLIGHTS

Second Quarter of 2006 compared with Second Quarter of 2005

Net revenue for the second quarter ended June 30, 2006 was $15,557,000 compared with net revenue of $20,781,000 for the second quarter ended June 30, 2005. Operating loss for the second quarter was $1,043,000 compared with an operating loss for the prior-year period of $2,466,000. EBITDA for the second quarter increased 690.3% to $814,000 compared with $103,000 for the prior-year period (see reconciliation of EBITDA to net loss in the Consolidated Income Statement below). This improvement in the operating margin of the business reflects management's technology improvement initiatives and cost reduction measures over the past year including the elimination of low margin business, vendor recontracting, and a work force reduction. Net loss for the second quarter of 2006 was $1,839,000, compared with a net loss of $2,886,000 for the prior-year period. Results for the second quarter of 2006 include the impact of Statement of Financial Accounting Standards ("SFAS") No. 123R, Share-Based Payments, of $310,000 and a bonus accrual as discussed below.

First Six Months of 2006 compared with First Six Months of 2005

Net revenue for the six months ended June 30, 2006, was $33,632,000 compared with net revenue of $42,495,000 for the six months ended June 30, 2005. Operating loss for the six months was $1,929,000 compared with $3,656,000 in the prior-year period. EBITDA for the six months was $1,590,000 compared with $1,510,000 in the prior-year period. Net loss for the six months was $3,412,000 compared with $4,677,000 in the prior-year period.

Second Quarter of 2006 compared with First Quarter of 2006

Net revenue for the second quarter ended June 30, 2006, was $15,557,000 compared with net revenue of $18,075,000 for the first quarter ended March 31, 2006. Operating loss for the second quarter was $1,043,000 compared with an operating loss for the first quarter of $887,000. EBITDA for the second quarter increased 5.0% to $814,000 compared with $775,000 for the first quarter. Net loss for the second quarter was $1,839,000 compared with a net loss of $1,573,000 for the first quarter. The Company recorded $550,000 of bonus accrual during the second quarter of 2006

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PILL Reports Second Quarter Results
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August 8, 2006

compared with $890,000 in the first quarter of 2006. This bonus accrual is directly related to the Company's move towards a pay-for-performance structure for all of its employees and would be paid after the end of the year depending on the attainment of the Company's annual goals.

NEW BUSINESS ACTIVITY IN SECOND QUARTER

o Expanded NPPN, MedAvant's PPO network with the addition of Adventist Health System, providing NPPN member access to 32 acute care hospitals and hundreds of ancillary facilities

o Announced its National Provider Identifier (NPI) Solution, special client services and website to facilitate client compliance in submitting claims with valid NPI

SUBSEQUENT BUSINESS ACTIVITY ANNOUNCED IN THIRD QUARTER

o Announced three-year processing agreement with MD On-Line for claims and real-time transaction processing. Based on the expected transaction volume associated with the agreement, MD On-Line is expected to become one of MedAvant's top 5 transaction processing customers. MD On-Line switched from Emdeon for MedAvant's superior technology including the Phoenix(SM) real-time processing platform and MedAvant's provider portal.

o Released next generation provider portal that provides users with a complete real-time view into the lifecycle of an electronic claim. The new portal is already cited by customers as greatly enhancing visibility and cash flow efficiency.

o Began work on redundant Tier 1 data center in Richardson, Texas, that is expected to be completed in the fourth quarter 2006.

Commenting on the second quarter results, President and Chief Executive Officer John Lettko stated, "Our measure of success in 2006 is dependent upon both our ability to maintain a cost structure that builds margin as we add revenue and on bringing in quality revenue. Although we are proud of our efforts to increase our operating margins even as revenue has declined, we are not pleased with the sequential decline in revenues from the first quarter due primarily to the departure of two larger PPO clients. With a solid, efficient operational structure now in place, the primary focus of our management team is growing the Company through the right mix of revenue, the right partners and the right businesses. We are well positioned to deliver on that potential with new business activity underway in each business segment, including direct network development with NPPN, our PPO business and a new processing agreement with MD On-Line in our EDI business."

Douglas J. O'Dowd, Chief Financial Officer, added, "The results for the second quarter continue to reflect our discipline in achieving maximum margin standards with both new and existing customers. With gross margin reaching 71.0% for the quarter, we achieved our highest gross margin level in two years and generated a 6.5% improvement from a year ago and a 3.3% improvement from the first quarter. We demonstrated strong expense controls as we reduced SG&A costs by 18.6% from a year ago and by 10.8% from the first quarter, resulting in nearly a seven-fold increase in EBITDA from the prior year. This efficient cost structure positions us for steadily increasing margins as we add revenue."

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PILL Reports Second Quarter Results
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August 8, 2006


SUMMARY OF FINANCIAL RESULTS


--------------------------------------------------------------------------------
                      Statements of Operations (Unaudited)
--------------------------------------------------------------------------------

                                                                    THREE MONTHS ENDED JUNE 30,        SIX MONTHS ENDED JUNE 30,
                                                                   -----------------------------     -----------------------------
(in $000's except per share data)                                      2006             2005             2006            2005
                                                                   ------------     ------------     ------------     ------------
Net revenues:

  Transaction fees, cost containment services and license fees     $     13,790     $     17,984     $     29,364     $     37,182

  Communication devices and other tangible goods                          1,767            2,797            4,268            5,313
                                                                   ------------     ------------     ------------     ------------

                                                                         15,557           20,781           33,632           42,495
                                                                   ------------     ------------     ------------     ------------
Costs and expenses:
  Cost of transaction fees, cost containment services
    and license fees, excluding depreciation and
    amortization                                                          3,433            5,862            7,766           12,042
  Cost of laboratory communication devices,
    excluding depreciation and amortization                               1,084            1,511            2,587            3,013

  Selling, general and administrative expenses                           10,226           12,564           21,689           25,189

  Depreciation and amortization                                           1,857            2,569            3,519            5,166

  Write-off of impaired assets                                               --              741               --              741
                                                                   ------------     ------------     ------------     ------------

                                                                         16,600           23,247           35,561           46,151
                                                                   ------------     ------------     ------------     ------------


   Operating loss                                                        (1,043)          (2,466)          (1,929)          (3,656)


Interest expense                                                            796              420            1,483            1,021
                                                                   ------------     ------------     ------------     ------------


   Net loss                                                        $     (1,839)    $     (2,886)    $     (3,412)    $     (4,677)
                                                                   ============     ============     ============     ============



Basic and diluted loss per share                                   $      (0.14)    $      (0.23)    $      (0.26)    $      (0.37)
                                                                   ============     ============     ============     ============


Basic and diluted weighted average shares outstanding                13,204,842       12,664,516       13,204,275       12,645,455
                                                                   ============     ============     ============     ============

Reconciliation of EBITDA to net loss

   Net loss                                                        $     (1,839)    $     (2,886)    $     (3,412)    $     (4,677)

   Add back interest                                                        796              420            1,483            1,021
                                                                   ============     ============     ============     ============


   Operating loss                                                        (1,043)          (2,466)          (1,929)          (3,656)

   Add back depreciation and amortization                                 1,857            2,569            3,519            5,166
                                                                   ------------     ------------     ------------     ------------



   EBITDA                                                          $        814     $        103     $      1,590     $      1,510
                                                                   ============     ============     ============     ============

--------------------------------------------------------------------------------
                       Summary Balance Sheets (Unaudited)
--------------------------------------------------------------------------------


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PILL Reports Second Quarter Results
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August 8, 2006



                                        JUNE 30,       DECEMBER 31,
(in $000's)                              2006              2005
                                     ------------      ------------

CURRENT ASSETS                       $     18,333      $     23,717

LONG-TERM ASSETS                           49,978            51,924
                                     ------------      ------------


     TOTAL ASSETS                    $     68,311      $     75,641
                                     ============      ============


CURRENT LIABILITIES                  $     19,815      $     23,702

LONG-TERM LIABILITIES                      18,407            19,035

STOCKHOLDERS' EQUITY                       30,089            32,904
                                     ------------      ------------

     TOTAL LIABILITIES & EQUITY      $     68,311      $     75,641
                                     ============      ============



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--------------------------------------------------------------------------------
                  Summary Statements of Cash Flows (Unaudited)
--------------------------------------------------------------------------------

                                                             SIX MONTHS ENDED JUNE 30,
                                                         -------------------------------
(in $000's)                                                  2006               2005
                                                         ------------       ------------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES      $     (1,810)      $      1,742

NET CASH USED IN INVESTING ACTIVITIES                          (1,615)            (1,445)

NET CASH USED IN FINANCING ACTIVITIES                          (1,500)            (7,674)
                                                         ------------       ------------
NET DECREASE IN CASH AND CASH EQUIVALENTS                      (4,925)            (7,377)

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                5,546             12,374
                                                         ------------       ------------
CASH AND CASH EQUIVALENTS AT END OF PERIOD               $        621       $      4,997
                                                         ============       ============

During the six months of 2006, the Company used $1.8 million in cash from operations. The Company's financing and investing activities have been funded primarily through borrowings on our line of credit. As of August 7, 2006, the Company has $3.6 million in available borrowings under its revolving line of credit. The Company believes that it has sufficient cash and cash equivalents on hand or available under its credit facility to fund its operations and capital requirements. As an ongoing practice, the company's management continually assesses its cost structure against projected revenue to balance and optimize liquidity and profitability.


SECOND QUARTER 2006 CONFERENCE CALL

MedAvant will host a conference call on August 9, 2006, at 11:00 a.m. EDT. To join this teleconference in the U.S. or Canada, please dial (800) 289-0496. Please initiate the call a few minutes before 11:00 a.m. to ensure you are in the queue as the conference begins. The live broadcast of MedAvant's quarterly conference call will be available online at http://www.medavanthealth.com and http://www.earnings.com on August 9, 2006, beginning at 11:00 a.m. EDT. The online replay will follow shortly after the call and continue for 30 days.

A replay of the conference call will be available through August 16, 2006, by dialing (888) 203-1112 and entering the confirmation number, 1589415.

ABOUT MEDAVANT HEALTHCARE SOLUTIONS

MedAvant, a leader in healthcare technology services, provides healthcare transaction processing, medical cost containment services with NPPN, business process outsourcing solutions and related value-added products to physicians, payers, pharmacies, medical laboratories, and other healthcare suppliers. To facilitate these services, MedAvant operates Phoenix(SM), a highly scalable and secure national information platform, which supports real-time direct connectivity and transaction processing between healthcare clients. For more information about MedAvant, please visit the Company's website at www.medavanthealth.com. MedAvant is a trade name of ProxyMed, Inc.

NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES

Certain of the information set forth herein, including EBITDA, are considered non-GAAP financial measures. MedAvant believes this information is useful to investors because it provides a basis for measuring our available capital resources, our operating performance and our cash flow, excluding non-cash items that would normally be included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles.

Our management uses these non-GAAP financial measures along with the most directly comparable GAAP financial measures in evaluating our operating performance and capital


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PILL Reports Second Quarter Results
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August 8, 2006


resources and cash flow. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-financial measures as reported by us may not be comparable to similarly titled amounts reported by other companies.


FORWARD LOOKING STATEMENT

Statements in this release that are "forward-looking statements" are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes," "estimates," and similar expressions. Actual results could differ materially from projected results because of factors such as: the soundness of our business strategies relative to the perceived market opportunities; MedAvant's ability to successfully develop, market, sell, cross-sell, install and upgrade its clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; the ability to compete effectively on price and support services; MedAvant's ability and that of its business associates to perform satisfactorily under the terms of its contractual obligations, and to comply with various government rules regarding healthcare and patient privacy; entry into markets with vigorous competition, market acceptance of existing products and services, changes in licensing programs, product price discounts, delays in product development and related product release schedules, any of which may cause revenues and income to fall short of anticipated levels; the availability of competitive products or services; the continued ability to protect the company's intellectual property rights, implementation of operating cost structures that align with revenue growth; uninsured losses; adverse results in legal disputes resulting in liabilities; unanticipated tax liabilities; the effects of a natural disaster or other catastrophic event beyond our control that results in the destruction or disruption of any of our critical business or information technology systems. Any of these factors could cause the actual results to differ materially from the guidance given at this time. For further cautions about the risks of investing in MedAvant, we refer you to the documents MedAvant files from time to time with the Securities and Exchange Commission, including, without limitation, its most recently filed Annual Report on Form 10-K/A.

MedAvant does not assume, and expressly disclaims, any obligation to update information contained in this document. Although this release may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein.

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